UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET. For shares held in a Plan, vote by May 14, 2023 11:59 PM ET.WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION 30 ISABELLA STREET PITTSBURGH, PA 15212D98883-P88955-Z84544You invested in WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement for 2023 and the Annual Report to Stockholders for 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* May 17, 2023 11:30 a.m. Eastern Timewww.virtualshareholdermeeting.com/WAB2023*Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Elect three directors for a term of three years expiring in 2026 Nominees: 01) Rafael Santana 02) Lee C. Banks 03) Byron S. Foster 2. Approve an advisory (non-binding) resolution relating to the approval of 2022 named executive officer compensation. 3. Approve an advisory (non-binding) vote on how often the company should conduct a stockholder advisory vote on named executive officer compensation. 4. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. In their discretion, the proxies are authorized to vote upon such other business if properly raised at the annual meeting or any adjournment or postponement thereof.Board RecommendsForFor1 Year ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.D98884-P88955-Z84544